                                                                 EXHIBIT 10.2.1


                                                  STOCK OPTION NO: (STK OPT NO)

                         EMPLOYEE STOCK OPTION AGREEMENT

                  EMPLOYEE STOCK OPTION AGREEMENT, dated as of (Anniversay Date) (Grant Year) (this "Agreement"), by and between INHIBITEX, INC., a Delaware corporation (the "Company"), and (First) (Last), (the "Optionee").

                                R E C I T A L S :

                  WHEREAS, the Company has adopted the 2004 Inhibitex, Inc. Stock Incentive Plan (the "Plan") to provide long-term performance incentives to those employees, contractors and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries; and

                  WHEREAS, the Company desires to grant to the Optionee an option (the "Option") to purchase a number of shares of the common stock, $0.001 par value, of the Company (the "Stock") pursuant to the Plan and on the terms and conditions set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

                  Section 1. Grant of Option. Subject to final approval by the Company's Board of Directors, the Company hereby grants to the Optionee, pursuant to the Plan and on the terms and conditions set forth herein, an Option to purchase that number of shares of Stock and at the exercise price as set forth on Schedule A hereto.

                  (a) The Option hereby granted shall vest in installments as provided on Schedule A. Notwithstanding the foregoing, in the event of a Change of Control, if the Optionee has been employed by the Company:

                           (i)      For less than six (6) months on the date of
the Change of Control, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to twenty-five percent (25%) of the number of outstanding and unvested shares subject to the Option.

                           (ii)     For six (6) months or more but less than
twelve (12) months, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to fifty percent (50%) of the number of outstanding and unvested shares subject to the Option.

                           (iii)    For twelve (12) months or more but less than
twenty-four (24) months, the Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to seventy-five percent (75%) of the number of outstanding and unvested shares subject to the Option.

                           (iv)     For twenty-four (24) months or more, the
Option shall vest as to that number of whole shares of Stock (rounding down) as is equal to one-hundred percent (100%) of the number of outstanding and unvested shares subject to the Option.

                  (b) Any shares of Stock subject to the Option that remain unvested after a Change of Control shall vest in installments as provided on Schedule A, except that "the number of shares


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

subject to the Option" shall be the number of shares of Stock subject to the Option that remain outstanding and unvested after the Change of Control, if any.

                  (c) If so designated on Schedule A hereto, this Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code.

                  Section 2. Term of Option. Unless earlier terminated pursuant to the other provisions herein, the Option hereby granted shall terminate at the close of business on the date six (6) years from the date of this Agreement (the "Expiration Date").

                  (a) In addition, at the close of business on the date the Optionee's employment with the Company or any Subsidiary terminates for any reason whatsoever (including, without limitation, by reason of death, Disability or Retirement) the Option shall terminate as to that number of shares of Stock as to which the Option is not vested on that date.

                  (b) If the Optionee's employment is terminated for Cause, the unexercised portion of the Option will terminate immediately upon the Optionee's termination of employment.

                  (c) If the Optionee's employment with the Company or any Subsidiary terminates for any reason other than Cause, death, Disability or Retirement, then the Option may be exercised as to the extent vested on the date of the Optionee's termination of employment at any time prior to the earlier of the Expiration Date and three (3) months after the date of the Optionee's termination of employment, and any part of the Option which is not so exercised within such period shall thereupon terminate.

                  (d) If the Optionee's employment with the Company or any Subsidiary terminates by reason of his or her death or Disability, then the Option may be exercised as to that number of whole shares of Stock as to which the Option is vested on the date of the Optionee's death or Disability at any time prior to the earlier of the Expiration Date and twelve (12) months after the date of the Optionee's death or Disability, and any part of the Option which is not so exercised within such period shall thereupon terminate.

                  (e) If the Optionee's employment with the Company or any Subsidiary terminates by reason of his or her Retirement, the Option may be exercised as to that number of whole shares of Stock as to which the Option is vested on the date of the Optionee's termination of employment at any time prior to the earlier of the Expiration Date and twenty-four (24) months after the date of the Optionee's Retirement, and any part of the Option which is not so exercised within such period shall thereupon terminate.

                  (f) For all purposes of this Agreement, the Optionee's employment with the Company or any Subsidiary shall terminate at the time when the employment relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, which time shall be conclusively determined from the records of the Company and its Subsidiaries. No termination of employment shall be deemed to occur (i) when there is a simultaneous reemployment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, when the severance of employment is temporary or pursuant to a leave of absence granted by the Company, and (iii) at the discretion of the Committee, when the termination is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the Optionee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from a discharge for Cause.


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

                  (g) For purposes of this Agreement, "Retirement" shall mean the cessation of employment with the Company after an Optionee has attained age fifty-nine and one-half (59 1/2) and completed five (5) or more consecutive years of service with the Company or any Subsidiary.

                  (h) For purposes of this Agreement, "Disability" shall mean "disability" as defined in any employment agreement between the Optionee and the Company or any Subsidiary, or if not defined therein or if there is no such agreement, as defined in the Company's long-term disability plan.

                  Section 3. Manner of Exercise.

                  (a) To exercise the Option, the Optionee shall provide notice of such exercise as provided in Annex 1 hereto. In order for the option, or any part thereof, to be exercised, payment must be received by the Company in cash or Stock or any combination thereof equal to the product of (i) the exercise price and (ii) the number of shares of Stock to be purchased at that time, plus the amount of the withholding taxes estimated in accordance with
Section 6 to be due upon the purchase of such number of shares of Stock, unless the Committee shall have consented to the making of other arrangements with the Optionee.

                  (b) Delivery of the notice of exercise shall constitute an irrevocable election to purchase the Stock specified in the notice, and the date on which the Company receives the notice accompanied by payment in full of the exercise price for the Stock covered by the notice and the applicable withholding taxes shall be the date as of which the Stock so purchased shall be deemed to have been issued.

                  (c) An Optionee may use other Stock that the Optionee has owned for at least six (6) months as payment of all or any part of the exercise price, which Stock will be valued at its Fair Market Value as of the date of exercise.

                  (d) To exercise the Option upon the Optionee's death, the persons who acquire the right to exercise the Option must prove to the Committee's satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or to the Stock to which it relates.

                  Section 4. Transferability. If the Option hereby granted is designated on Schedule A as an "Incentive Stock Option," the Option may only be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. If this Option is designated on Schedule A as a "Non-Qualified Stock Option," the Option may be transferred, without consideration, to immediate family members (i.e., children, grandchildren or spouse) of the Optionee, to trusts for the benefit of immediate family members of the Optionee and to partnerships in which the only partners are immediate family members of the Optionee (collectively referred to as "Immediate Family Members"); provided that, prior to any such transfer, the Immediate Family Members enter into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of
Section 5 of this Agreement. Except as permitted by the preceding sentence, this Option may only be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee.

                  Section 5. Right of First Refusal. Before any Stock acquired pursuant to the exercise of this Option and held by the Optionee or any transferee (either being sometimes referred to as the "Holder") may be sold or otherwise transferred (including by gift or by operation of law), the Company shall have a right of first refusal to purchase the Stock on the terms and conditions set forth below (the "Right of First Refusal"). The certificate representing such acquired Stock shall contain a legend or notation indicating that the Stock is subject to the Right of First Refusal.

                  (a) The Holder of the Stock shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Stock; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of shares of Stock to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Stock (the "Offered Price"), and the Holder shall offer the Stock at the Offered Price to the Company.

                  (b) At any time within fifteen (15) days after receipt of the Notice, the Company may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the shares of Stock proposed to be transferred to any one or more of the Proposed Transferees, at the Offered Price; provided, however, that if the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (c) The Offered Price shall be payable on the terms established by the Board of Directors of the Company and, at the option of the Company, the Offered Price may be payable in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof within fifteen (15) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (d) If all of the shares of Stock proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company as provided in this Section 5, then the Holder may sell or otherwise transfer such shares of Stock to such Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the shares of Stock in the hands of such Proposed Transferee. If the shares of Stock described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal before any shares of Stock held by the Holder may be sold or otherwise transferred.

                  (e) The Right of First Refusal shall not be applicable to a transfer of Stock to an Immediate Family Member(s); provided, that, prior to any such transfer, the Immediate Family Member(s) enters into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of this Section 5. The Right of First Refusal shall terminate as to any shares of Stock upon the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                  Section 6. Withholding Taxes.

                  (a) At the time of the exercise of all or any part of this Option, the Optionee shall pay to the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) the amount of the Federal, state and local and foreign income and employment taxes required, in the Company's sole judgment, to be collected or withheld with respect to the exercise of the Option. Such amount shall be paid to the Company in cash or by the surrender of that number of whole shares of Stock with a Fair Market Value (valued on the date of exercise) as shall be equal to, but does not exceed, the minimum statutory amounts required to be collected or withheld by the Company with respect to the exercise of the Option.

                  (b) If the Option herein granted is designated as an Incentive Stock Option, then the Optionee agrees that at the time of any "disqualifying disposition" (as defined in Prop. Treas. Reg. Section 1.422A-1(b)(1)) of the Stock acquired upon exercise of this Option on or after January 1, 2003, the Optionee shall pay to the Company (or otherwise make arrangements satisfactory to the Committee for the payment of) the amount of the Federal, state and local and foreign income and employment taxes required, in the Company's sole judgment, to be collected or withheld with respect to the disqualifying disposition of the Stock acquired upon exercise of the Option. Such amount shall be paid to the Company in cash or by the surrender of that number of whole shares of Stock with a Fair Market Value (valued on the date of exercise) as shall be equal to, but does not exceed, the minimum statutory amounts required to be collected or withheld by the Company with respect to the exercise of the Option.

                  Section 7. Lock-Up Period. The Optionee agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Company during a period of up to 180 days (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                  Section 8. Rights in Stock Before Issuance and Delivery. No person shall be entitled to become a stockholder of the Company, unless and until such Stock has been issued (or deemed to have been issued) to such person as fully paid Stock.

                  Section 9. No Right to Employment. Nothing contained herein shall be construed to confer on the Optionee any right to continue as an employee of the Company or to derogate from any right of the Company to retire, request the resignation of or discharge the Optionee, or to lay off or require a leave of absence of the Optionee, with or without pay, at any time, with or without Cause.

                  Section 10. Qualifications to Exercise. Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (a) the listing, registration or qualification of any shares of Stock otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (b) the consent or approval of any regulatory body, is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  Section 11. Conditions to Transfer. Unless the issuance of the shares of Stock upon the exercise of the Option has been registered under the Securities Act, the Committee may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option representations, warranties and agreements, at the time of any such exercise, to the effect that the shares of Stock are being purchased for investment only and without any present intention to sell or otherwise distribute such shares of Stock and that such shares of Stock will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder. The certificate issued to evidence such shares of Stock shall bear appropriate legends summarizing these restrictions on the disposition thereof and the restriction on transferability contained in Section 5 hereof.

                  Section 12. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersede all prior agreements or understandings among the parties related to such matters.

                  Section 13. Binding Effect. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and his or her assigns, heirs, executors, administrators and legal representatives.

                  Section 14. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Optionee.

                  Section 15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  Section 16. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meaning ascribed to them in the Plan.

                  Section 17. The Plan. The Optionee acknowledges having received a copy of the Plan. The Option herein granted is subject to all of the terms and provisions of the Plan, all of which are hereby incorporated herein by reference. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       COMPANY:

                                       INHIBITEX, INC.



                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:

                                       OPTIONEE:



                                       By:
                                           ------------------------------------
                                                 (First)(Last)

                                   SCHEDULE A
                                       to
                             STOCK OPTION AGREEMENT
                                     between
                                 Inhibitex, Inc.
                                       and
                                 (First) (Last)

                     Dated: (Anniversary Date) (Grant Year)

                         Stock Option No. (Stk Opt No)


1.       Number of Shares Subject to Option: (Shares Granted) shares of stock.


2.       Type of Option:            X    Incentive Stock Option
                               ---------
                                         Non-Qualified Stock Option
                               ---------


3.       Exercise Price:       $         per share.
                                --------


4.       Grant Date:           (Anniversary Date) (Grant Year)


5.       Vesting:              Anniversary of Grant Date               Percent Vested
         -------               -------------------------               --------------
                                (Anniversary Date) 2006                      25%
                                (Anniversary Date) 2007                      25%
                                (Anniversary Date) 2008                      25%
                                (Anniversary Date) 2009                      25%


6.       Expiration Date:       (Anniversary Date) 2011

                                       COMPANY:

                                       INHIBITEX, INC.



                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:

                                       OPTIONEE:



                                       By:
                                           ------------------------------------
                                                      (First) (Last)